================================================================================

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               GMX RESOURCES INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
       (Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies: ______________________.

    2)   Aggregate number of securities to which transaction applies: _________.

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________.

    4)   Proposed maximum aggregate value of transaction: ___________.

    5)   Total fee paid: ___________________.

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid: __________________.

    2)   Form, Schedule or Registration Statement No.: _________________.

    3)   Filing Party: __________________________.

    4)   Date Filed: ___________________________.

================================================================================

                               GMX RESOURCES INC.
                         9400 NORTH BROADWAY, SUITE 600
                          OKLAHOMA CITY, OKLAHOMA 73114
                                 (405) 600-0711

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 2007


TO THE SHAREHOLDERS OF GMX RESOURCES INC.:

     The Annual Meeting of Shareholders of GMX RESOURCES INC. (referred to herein as the "Company" or "GMX"), will be held on Tuesday, May 22, 2007, at 10:00 a.m. at the Company's principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, for the following purposes:

     1. To elect five directors to serve for the ensuing year and until their successors are elected and qualified.

     2. To ratify the selection of Smith, Carney & Co., p.c. as the Company's independent registered public accounting firm for the year ending December 31, 2007.

     3. To approve the amendment of the Company's Stock Option Plan to increase the maximum number of shares of Common Stock in respect of which options may be granted under the Stock Option Plan from 550,000 shares to 850,000 shares.

     4. To transact such other business as may come before the meeting or any adjournment thereof.

     The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to the shareholders, unless required by applicable law or the bylaws of the Company.

     Only shareholders of record at the close of business on April 20, 2007, are entitled to notice of, and to vote at, the meeting. A list of such shareholders will be available at the meeting and at the Company's principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, for ten days before the meeting.

     All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a proxy issued in your name by the record holder.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Ken L. Kenworthy
                                       -------------------------------------
                                       Ken L. Kenworthy, Sr., Secretary

Oklahoma City, Oklahoma
April 30, 2007

                               GMX RESOURCES INC.
                         9400 NORTH BROADWAY, SUITE 600
                          OKLAHOMA CITY, OKLAHOMA 73114
                                 (405) 600-0711

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 22, 2007

     The following information is furnished in connection with the Annual Meeting of Shareholders (the "Annual Meeting") of GMX RESOURCES INC., an Oklahoma corporation, to be held on Tuesday, May 22, 2007, at 10:00 a.m. at the Company's principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114. This Proxy Statement will be mailed on or about April 30, 2007, to holders of record of common stock as of the record date.

     The record date and time for determining shareholders entitled to vote at the Annual Meeting have been fixed at the close of business on April 20, 2007. On that date, the Company had outstanding 13,267,886 shares of common stock. Each outstanding share of common stock is entitled to one vote.

     The enclosed proxy for the Annual Meeting is being solicited by the Company's board of directors. The Company will bear the entire cost of such solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal corporate office, 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The board of directors has fixed the number of directors constituting the board at five and has nominated the current five members of the board for re-election. Currently directors are elected annually for a term of one year.

     Each director, if elected, will hold office until the expiration of his term and until his successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Each nominee has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unable to serve. Should any of the nominees named below cease to be a nominee at or prior to the Annual Meeting, the shares represented by the enclosed proxy will be voted in favor of the remainder of the nominees named below and for such substitute nominees, if any, as may be designated by the board of directors and nominated by either of the proxies named in the enclosed proxy. Proxies cannot be voted for a greater number of nominees than the number of nominees named herein.

ELECTION THRESHOLD

     The five nominees for directorships receiving a plurality of the votes cast by shareholders at the Annual Meeting will be elected.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NAMED NOMINEES.

     The nominees for directors of the Company and their respective business backgrounds are as follows:

                                                                                        DIRECTOR OF
NAME                        AGE    POSITION(S) CURRENTLY HELD                            GMX SINCE
----                        ---    --------------------------                            ---------
Ken L. Kenworthy, Jr.       50     President, Chief Executive Officer and Director         1998
Ken L. Kenworthy, Sr.       71     Executive Vice President, Secretary, Treasurer,         1998
                                   Chief Financial Officer and Director
T. J. Boismier              72     Director                                                2001
Steven Craig                50     Director                                                2001
Jon W. "Tucker" McHugh      62     Director                                                2005


     KEN L. KENWORTHY, JR. is a co-founder of GMX and has been President and a director since the Company's inception in 1998. In 1980, he founded OEXCO Inc., a privately held oil and gas company, which he managed until 1995 when its properties were sold for approximately $13 million. During this period OEXCO operated 300 wells and drilled and discovered seven fields and dozens of new zones. During this same period, he formed and managed a small gas gathering system. From 1995 until he founded GMX in 1998, Mr. Kenworthy was a private investor. From 1980 to 1984, he was a partner in Hunt-Kenworthy Exploration which was formed to share drilling and exploration opportunities in different geological regions. Prior to 1980, he held various geology positions with Lone Star Exploration, Cities Service Gas Co., Nova Energy, and Berry Petroleum Corporation. He also served as a director of Nichols Hills Bank, a commercial bank in Oklahoma City, Oklahoma for ten years before it was sold in 1996 to what is now Bank of America. He is a member of the American Association of Petroleum Geologists and Oklahoma City Geological Society.

     KEN L. KENWORTHY, SR. is a co-founder of GMX and has been Executive Vice President, Chief Financial Officer and a director since the Company's inception in 1998. From 1993 to 1998, he was principal owner and Chairman of Granita Sales Inc., a privately-held frozen beverage manufacturing distribution company. Prior to that time, he held various financial positions with private and public businesses, including from 1970 to 1984, as vice president, secretary-treasurer, chief financial officer and a director of CMI Corporation, a New York Stock Exchange listed company which manufactures and sells road-building equipment. He has held several accounting industry positions including past president of the Oklahoma City Chapter National Association of Accountants, past vice president of the National Association of Accountants and past officer and director of the Financial Executives Institute.

     T. J. BOISMIER is founder, President and Chief Executive Officer of T. J. Boismier Co., Inc., a privately held mechanical contracting company in Oklahoma City, Oklahoma, which designs and installs plumbing, heating, air conditioning and utility systems in commercial buildings, a position he has held since 1961. He became a director in February 2001 simultaneously with the completion of the Company's initial public offering.

     STEVEN CRAIG is the Chief Energy Analyst for Elliott Wave International, a securities market research and advisory company located in Gainesville, Georgia, which is one of the world's largest independent providers of market research and technical analysis. As Chief Energy Analyst, Mr. Craig provides in-depth analysis and price forecasts of the major NYMEX energy markets to an institutional clientele that spans the gamut of the energy industry. Prior to joining Elliott Wave International in January 2001, he provided risk management services to Central and South West, one of the largest natural gas consumers in the U.S. prior to its merger with American Electric Power in June 2000 and independent oil and gas producer Kerr-McGee. He became a director in August 2001.

     JON W. "TUCKER" MCHUGH became a director of the Company in January 2005. Since 1997, Mr. McHugh has been Senior Vice President Commercial Lending at First Commercial Bank, Edmond, Oklahoma.

     Ken Kenworthy, Sr. is the father of Ken Kenworthy, Jr.


                          CORPORATE GOVERNANCE MATTERS

     The board of directors uses the independence standards of the NASDAQ Stock Market ("NASDAQ") corporate governance rules for determining whether directors are independent. The board additionally follows the rules of the Securities and Exchange Commission ("SEC") in determining independence for Audit Committee members. The board has determined that each of Messrs. Boismier, Craig and McHugh are independent under both of the NASDAQ and SEC rules for purposes of service on the board and on the Audit, Compensation and Nominating Committees. Members of each committee are elected annually by the board and serve one-year terms and until their successors are elected and qualified.

     During the year ended December 31, 2006, the board of directors met or acted by unanimous consent four times. All directors in office at the time of such meetings attended all of the meetings of the board of directors held during 2006. The Company does not have a specific policy regarding board members' attendance at annual meetings of shareholders, although, as a general rule, all directors usually attend such meetings. At the 2006 annual meeting of shareholders, all directors then serving on the board attended the meeting.

BOARD COMMITTEES

     The Company's board of directors has an Audit Committee, a Compensation Committee and a Nominating Committee, each of which consisted of Messrs. T. J. Boismier, Steven Craig, and. Jon "Tucker" McHugh during 2006. All committee members attended all of the meetings of such committees held during 2006.

     The Audit Committee's functions include approving the engagement of the Company's independent registered public accounting firm, reviewing with such firm the results and scope of its auditing engagement, establishing procedures for the treatment of complaints regarding accounting, internal accounting control or auditing matters, and various other matters. This committee met or acted by unanimous consent four times in 2006. The board has determined that Mr. McHugh qualifies as a "financial expert" as defined by the rules of the SEC based on his experience and education.

     The Nominating Committee's function is to assist the board in selecting and screening nominees for the board and to oversee various corporate governance matters as described in more detail below. This committee met or acted by unanimous consent one time in 2006.

     The board has also established a Compensation Committee. During 2006, the Compensation Committee met or acted by consent two times. The board has authorized the Compensation Committee to annually review and approve corporate goals and objectives relevant to the compensation of our chief executive officer ("CEO"), evaluate the performance of the CEO in light of these goals and objectives and approve the amounts and individual elements of total compensation for the CEO based on this evaluation. In addition to determining the total compensation of the CEO, the Compensation Committee approves the compensation of the other executive officers. Our CEO and our Chief Financial Officer ("CFO") make recommendations to the Compensation Committee with respect to their own compensation as well the compensation of other executive officers, but the final decisions with respect to such compensation is made by the Committee.

     In addition to its role in determining the compensation of our CEO and our other executive officers, the Compensation Committee has the authority to:

          o periodically evaluate, in conjunction with the CEO, and make recommendations to the board regarding the terms and administration of our annual and long-term incentive plans to assure that they are structured and administered in a manner consistent with our compensation objectives as to participation, annual incentive awards, corporate financial goals, actual awards paid to our executive officers, and total funds reserved for payment under the compensation plans, if any;

          o periodically evaluate, in conjunction with the CEO, existing equity-related executive compensation plans as well as potential equity-related plans and make recommendations to the board based on the committee's evaluation; and

          o periodically evaluate and make recommendations to the board regarding annual retainer and meeting fees for the board and committees of the board and the terms and awards of any stock compensation to members of the board.

     If the board so approves, the Compensation Committee has the sole authority to retain or terminate consultants, including the authority to approve the consultants' fees and other retention terms. The Compensation Committee did not retain any consultants in 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As stated above, Messrs. Boismier, Craig and McHugh were the members of our Compensation Committee in 2006. None of these individuals has ever been an officer or employee of the Company or any subsidiary. Additionally, none of our executive officers serves on the compensation committee of any entity that has one or more of such entity's executive officers serving on our board.

CORPORATE GOVERNANCE GUIDELINES AND COMMUNICATIONS WITH THE BOARD

     The Company has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is applicable to all employees and directors, including the Company's principal executive, financial and accounting officers. A copy of the Code of Business Conduct and Ethics as well as the charters for the Audit, Compensation and Nominating Committees are available at the Company's web site, www.gmxresources.com. The Company intends to disclose amendments to, or waivers from, its Code of Business Conduct and Ethics by posting to its web site.

     NASDAQ rules require that the Company's independent directors meet in executive session on a regular schedule. The Company provides the independent directors with the opportunity to meet in executive session before or after every board meeting.

     The Company's Nominating Committee Charter provides that any person, including any shareholder, desiring to communicate with, or make any concerns known to, the Company, directors generally, non-management directors or an individual director only, may do so by submitting them in writing to the Company's Corporate Secretary, with information to identify the person submitting the communication or concern, including the name, address, telephone number and an e-mail address (if applicable), together with information indicating the relationship of such person to the Company. The Company's Corporate Secretary is responsible for maintaining a record of any such communications or concerns and submitting them to the appropriate addressee(s) for potential action or response. The Company will establish the authenticity of any communication or concern before forwarding it to the addressee. Under the Nominating Committee Charter, the Company is not obligated to investigate or forward any anonymous submissions from persons who are not employees of the Company.

     The Company's Nominating Committee Charter provides that the Nominating Committee is responsible for assessing the skills and characteristics of board members and for screening potential board candidates. The criteria for nomination of directors are set forth in the Nominating Committee Charter, and the Charter does not address specific minimum qualifications or skills that a nominee or board member must have. The process used by the Nominating Committee for identifying and evaluating nominees for the Company's board consists of reviewing qualifications of candidates suggested by management, other board members or shareholders.

     Under the Nominating Committee Charter, the Nominating Committee will consider recommendations from shareholders for nomination as a board member. Any such recommendation should be addressed to the Company's Corporate Secretary and should contain (i) the name, address and telephone number and number of shares owned by the shareholder making the recommendation and a statement that the shareholder has a good faith intent to remain as a shareholder until the Company's next annual meeting of shareholders; (ii) the information about the proposed nominee that would be required to be disclosed by the applicable rules of the Securities and Exchange Commission if the nominee were nominated; (iii) a description of any relationship between the nominee and the shareholder making the recommendation; (iv) any additional information that the shareholder desires to submit addressing the reasons that the nominee should be nominated to the board; and (v) a consent of the nominee to be interviewed by the Nominating Committee if requested and to serve on the board if nominated and elected. Any recommendation should be submitted at least 120 days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. There are no specific minimum qualifications for shareholder nominees. The Company has not previously received nominees from common shareholders and, accordingly, is unable to determine whether the process for evaluation of shareholder nominees differs from the process for evaluation of other nominees.

DIRECTOR COMPENSATION

     The following table summarizes the compensation of non-employee directors in 2006.

                                                               All Other
                             Fees Earned or       Option     Compensation
Name                       Paid in Cash($)(1)  Awards($)(2)      ($)       Total ($)
-------------------------  ------------------  ------------  ------------  ---------
T. J. Boismier                   $12,000         $18,400          -         $30,400
Steven Craig                     $13,500         $18,400          -         $31,900
Jon W. "Tucker" McHugh           $13,750         $16,302          -         $30,052

(1) Standard compensation for nonemployee directors in 2006 consisted of payments of $2,000 for each board of directors meeting, $1,500 for each audit committee meeting and $500 for each compensation and nominating committee meeting. In addition, the chairman and secretary of the audit committee received $500 and $400, respectively, for each audit committee meeting which they attended. Directors who are also our employees receive no additional compensation for their services as directors.

(2) Board members are eligible to receive grants of options to purchase shares of our common stock pursuant to our stock option plan. Awards made to directors are made on the same terms as those described below in "In-Service Compensation:
Short and Long-Term Incentive Compensation" and "Post-Employment Compensation:
Effect of Termination Events on Elements of In-Service Compensation." No stock options were granted to any director in

2006. The amount set forth is the amount of compensation cost recognized by the Company during 2006 attributable to options granted to the named directors under Statement of Financial Accounting Standard No. 123(R), SHARE-BASED PAYMENT, ("SFAS 123(R)") by reason of previously granted options that vested during the year.

As of December 31, 2006, directors had options outstanding as follows:

       ---------------------------   -----------------------------------------------------
                                                         Option Awards
       ---------------------------   -----------------------------------------------------
                                      Number of       Number of
                                      Securities      Securities
                                      Underlying      Underlying
                                     Unexercised     Unexercised
                                        Option          Option
       ---------------------------   ------------   --------------   --------   ----------
                  Name               Exerciseable   Unexerciseable    Option      Option
                                                                     Exercise   Expiration
                                                                      Price        Date
       ---------------------------   ------------   --------------   --------   ----------
       T. J. Boismier                      0            5,000          3.00     01/11/2014
       ---------------------------   ------------   --------------   --------   ----------
                                         2,500          5,000          6.10     12/12/2014
       ---------------------------   ------------   --------------   --------   ----------
       Steven Craig                      2,500            0            5.00     09/09/2011
       ---------------------------   ------------   --------------   --------   ----------
                                         2,500          5,000          3.00     01/11/2014
       ---------------------------   ------------   --------------   --------   ----------
                                         5,000          5,000          6.10     12/12/2014
       ---------------------------   ------------   --------------   --------   ----------
       Jon W. "Tucker" McHugh            2,500          7,500          8.00     01/19/2015
       ---------------------------   ------------   --------------   --------   ----------

                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

     The Audit Committee has approved Smith, Carney & Co., p.c. ("Smith Carney") as the Company's independent registered public accounting firm for the year ending December 31, 2007. Smith Carney also served as the Company's independent registered public accounting firm for the years ending December 31, 2005 and 2006. Representatives of Smith Carney are not expected to be present at the Annual Meeting, but they will be given the opportunity to make a statement if they attend and so desire. Unless such representatives attend the Annual Meeting, they will not be available to the shareholders to respond to appropriate questions.

AUDIT AND OTHER FEES

     The following table sets forth the fees billed by our independent auditor, Smith, Carney & Co., p.c. for 2005 and 2006:

                                                    FEES BILLED
                                                --------------------
            TYPE                                  2005        2006
            ----                                --------    --------
            Audit fees                          $ 54,168    $135,525
            Audit related fees                      --          --
            Tax fees                              15,000      18,827
            All other fees                        14,763      47,929
                                                --------    --------
                 Total                          $ 83,931    $202,281
                                                ========    ========

     The Audit Committee pre-approved all audit and non-audit services, if any, performed by our independent auditors. All other fees in 2005 and 2006 related to non-prohibited consulting services provided by our independent auditors.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has met and held discussions with management and the Company's independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company's independent registered public accounting firm. The Audit Committee discussed with the Company's independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

     The Audit Committee has received from its independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, relating to their independence, and the Audit Committee discussed with such independent registered public accounting firm that firm's independence.

     Based on the Audit Committee's discussion with management and the Company's independent registered public accounting firm and its review of the representation of management and the report of such independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the board of directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

     -- T. J. Boismier, Steven Craig and Jon "Tucker" McHugh, members of the Audit Committee

                                 PROPOSAL NO. 2
                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has directed the Company to submit the selection of Smith Carney as the Company's independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Neither the Company's bylaws nor other governing documents or law require shareholder ratification of the selection of Smith Carney as the Company's independent registered public accounting firm. However, the Audit Committee is submitting the selection of Smith Carney to the shareholders for ratification as a matter of good corporate practice, consistent with the Corporate Governance Policy of Institutional Shareholder Services. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

APPROVAL THRESHOLD

     The selection of Smith Carney as the Company's independent registered public accounting firm for the year ending December 31, 2007, will be ratified if it is approved by a majority of the votes cast by shareholders at the Annual Meeting.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF SMITH CARNEY AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

                                 PROPOSAL NO. 3
        APPROVAL OF AMENDMENT TO INCREASE SHARES UNDER STOCK OPTION PLAN

     The Company's Stock Option Plan (the "Plan") is intended as an incentive to managerial and other key employees of the Company and its subsidiaries. Its purposes are to retain employees with a high degree of training, experience, and ability, to attract new employees whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company. The Plan was originally adopted in January 2001. In February 2001, the Plan was amended to increase the number of shares authorized under the Plan from 300,000 to 550,000 shares. As of March 2007, 458,251 of the shares authorized had been issued pursuant to exercises of options or were subject to outstanding options, leaving 91,749 shares available for future grants. The Plan expires on October 30, 2010.

     The board has adopted, subject to shareholder approval, an amendment to the Plan to increase the maximum number of shares of Common Stock in respect of which options may be granted under the Plan from 550,000 shares to 850,000 shares. The amendment was adopted in order to ensure that the Company will continue to have appropriate equity incentive compensation opportunities for its directors, officers, employees and other service providers. The board considers the Company's ability to offer competitive compensation opportunities, including long-term equity based compensation in the form of stock options, as an important component of the Company's management retention strategy.

DESCRIPTION OF THE PLAN

     ADMINISTRATION. The Plan is administered by the board of directors of the Company. The board has the authority to appoint a committee ("Committee") of not less than two members of the board to administer the Plan and to make determinations concerning the granting of options thereunder. The board may appoint and remove members of the Committee as it sees fit from time to time. The Board or Committee has sole authority to determine the persons who shall participate in the Plan and the extent of their participation and to construe and interpret provisions of the Plan and any option granted thereunder. No member of the board or Committee will be liable for any action or determination made in good faith, and such members will be entitled to indemnification and reimbursement in the manner provided in the Company's Certificate of Incorporation, or as otherwise permitted by law. The Board has appointed the Compensation Committee to approve the grant of options for executive officers, and the Compensation Committee has authorized the Chief Executive or Chief Financial Officer to approve grants of options to non executive officers.

     SHARES SUBJECT TO THE PLAN. The maximum number of shares of Common Stock reserved for issuance under the Plan and in respect of which options may be granted pursuant to the terms of the Plan will be increased by the proposed amendment from 550,000 shares to 850,000 shares. These shares consist of authorized but unissued shares or treasury shares held by the Company. This number is subject to appropriate equitable adjustment in the event of any subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to options granted under the Plan.

     ELIGIBILITY. Persons eligible to participate in the Plan consist of managerial and other key employees of the Company and/or its subsidiaries who hold positions of significant responsibilities or whose performance or potential contribution, in the sole judgment of the Committee, will benefit the future success of the Company as the board or Committee may determine from time to time. In addition, all Non-Employee Directors of the Company shall be eligible to participate in the Plan. There is no limit to the total number of eligible persons to whom options may be granted under the Plan. The board or Committee will determine in accordance with the Plan the persons to whom option awards are granted, the size of any option awards and the conditions applicable thereto.

     EXERCISE OF OPTIONS. Options shall become exercisable at the rate of 25% of the total shares subject to the option on each of the first four (4) anniversary dates of the date of grant, unless otherwise provided by the board or Committee at the time the option is granted. The board or Committee shall also be entitled to accelerate the date any outstanding option becomes exercisable at any time. After becoming exercisable, options granted under the Plan may be exercised, in whole or in part, at any time prior to the expiration or termination of the options. The exercise price of options granted under the Plan is determined by the board or the Committee, but may not be less than the fair market value of the Common Stock on the date of grant of the option. The exercise price of options granted under the Plan must be paid upon the exercise of the option and may be paid in cash or with stock of the Company or a combination thereof.

     NONTRANSFERABILITY. Options granted under the Plan are not assignable or transferable by the optionee except by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

     EFFECT OF DEATH, TERMINATION OF EMPLOYMENT AND RETIREMENT. If an optionee dies while employed by the Company at a time when the optionee is entitled to exercise an option granted pursuant to the Plan, then at any time or times within 12 months after the optionee's death the options may be exercised by the optionee's estate, personal representative, beneficiary or other person upon whom such right devolves by will or the laws of descent and distribution, and except as so exercised, will expire at the end of such 12-month period. If the optionee's employment is terminated for cause, the optionee's options whether or not then exercisable will terminate immediately. If the termination is for a reason other than death or for cause, the optionee will have the right to exercise his or her vested options at any time within three (3) months after such termination, unless the optionee continues to serve as a director of the Company as provided below. However, in any event, no option may be exercised more than ten (10) years after the date of its grant.

     OPTION AWARDS TO NON-EMPLOYEE DIRECTORS. Each member of the board of directors who is not an employee of the Company (a "Non-Employee Director") is eligible to receive option grants under the Plan on the same basis as other eligible persons. The purchase price for each share placed under an option grant for a Non-Employee Director is equal to 100% of the fair market value of such share on the date the option is granted. No options will be granted to a Non-Employee Director after any date that the Non-Employee Director ceases to be a director of the Company. All stock options granted to a Non-Employee Director shall consist of options that do not qualify as incentive stock options under
Section 422 of the Internal Revenue Code.

     Unless otherwise determined by the Committee at the time of grant, all options shall become exercisable at the rate of 25% of the total shares subject to the option on each of the first four (4) anniversary dates of the date of grant. The Committee shall also be entitled to accelerate the date any outstanding option becomes exercisable at any time. The period during which a Non-Employee Director option may be exercised shall be ten (10) years from the date of grant.

     RECAPITALIZATION OR REORGANIZATION. In the event of any change in capitalization affecting the common stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, liquidation, or any other change affecting the common stock, such proportionate adjustments shall be made with respect to the aggregate number and type of securities for which options may be granted under the Plan, the number of shares covered by each outstanding option and the price of each outstanding option will be proportionately adjusted.

     If the Company dissolves, liquidates, or is reorganized in a manner which results in a change in control of the Company, or in the event of a tender or exchange offer which results in a change in control of the Company, all options outstanding on the date of such change in control shall become immediately and fully exercisable, and an optionee will be permitted to surrender for cancellation within sixty (60) days after such change in control, any option or portion of such option to the extent not yet exercised and the optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(A) the fair market value on the date preceding the date of surrender, of the shares subject to the option or portion thereof surrendered, over (B) the aggregate exercise price for the shares under the option or portion thereof surrendered.

     MODIFICATION AND TERMINATION OF THE PLAN. The Committee may at any time amend, alter or discontinue the Plan in such manner as it may deem advisable. Any such amendment or alteration may be effected without the approval of the shareholders of the Company, except to the extent such approval may be required by applicable laws or by the rules of any securities exchange upon which the Company's outstanding shares are admitted to listed trading. Additionally, no amendment may affect any then outstanding options or unexercised portions thereof without the consent of the optionee. No options shall be granted pursuant to this Plan after October 30, 2010, except with respect to awards then outstanding.

     SPECIAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. The Committee will determine at the time of any option grant whether such option will be an incentive stock option intended to qualify under Section 422 of the Internal Revenue Code or a nonstatutory stock option. Options granted to Non-Employee Directors and other non-employee service providers will not qualify as incentive stock options. Incentive stock options granted pursuant to the Plan will comply with all the previously mentioned provisions of the Plan modified by the following special terms and conditions:

     1. ELIGIBILITY. Persons eligible to receive incentive stock options are employees (including officers and directors who are employees) of the Company or its subsidiaries only.

     2. LIMITATIONS ON AGGREGATE VALUE OF SHARES SUBJECT TO INCENTIVE STOCK OPTIONS. The aggregate fair market value as of the date of the grant of shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year will not exceed $100,000.

     3. TERM OF INCENTIVE STOCK OPTIONS. Each incentive stock option granted under the Plan will not be exercisable more than 10 years from the date the option is granted.

     4. LIMITATIONS FOR CERTAIN SHAREHOLDERS. Any person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries may not receive an incentive stock option under the Plan, unless at the time the option is granted to such person the exercise price is at least 110% of the fair market value of the shares covered by the option and the option is not exercisable after the expiration of five years from the date of the grant.

     FEDERAL INCOME TAX CONSEQUENCES. An optionee receiving an option qualifying as an "incentive stock option" under Section 422 of the Internal Revenue Code will not recognize taxable income upon the grant or exercise of the option. Upon disposition of the shares acquired, the optionee will recognize a capital gain or loss based on the difference between the amount realized and the option price, assuming certain holding period requirements are satisfied and the shares are held as a capital asset. However, alternative minimum tax may be applicable. The Company will not receive any tax deduction in connection with the grant or exercise of an incentive stock option or, assuming the holding period requirements are satisfied, sale of the shares by an optionee.

     An optionee receiving a nonstatutory stock option will not recognize taxable income on the grant of an option, but will be deemed to have received ordinary income on the exercise of an option equal in amount to the difference between the fair market value of the shares acquired as of the date of exercise and the option price. The Company will be entitled to a tax deduction at the same time in the same amount. An optionee's tax basis in the shares acquired will be equal to the fair market value of the shares as of the date of exercise for purposes of measuring any gain or loss on subsequent disposition of the shares.

NEW PLAN BENEFITS

     Provided that the shareholders approve the proposed amendment of the Plan, the increased number of shares will be available for awards to all eligible participants in the Plan. The board has not at this time considered or approved any future awards under the Plan, and, as a result, the identity of future award recipients and the size and terms of future awards are not known at this time.

CONSEQUENCES OF NON-APPROVAL

     If the shareholders do not approve the proposed amendment of the Plan, no further awards will be made pursuant to the Plan after the maximum number of shares of Common Stock reserved for issuance under the Plan are subject to an option grant.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO INCREASE THE NUMBER OF SHARES UNDER THE STOCK OPTION PLAN.


             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

     Our current executive officers are named below:

           Name                Age                     Position
-------------------------  -------------  --------------------------------------

Ken L. Kenworthy, Jr.           50        President and Chief Executive Officer

                                          Executive Vice President, Secretary,
Ken L. Kenworthy, Sr.           71        Treasurer, and Chief Financial Officer

Gary D. Jackson                 56        Vice-President, Land

     For description of the business background and other information concerning Mr. Ken L. Kenworthy, Jr. and Mr. Ken L. Kenworthy, Sr., see "Election of Directors" above. All executive officers and significant employees serve at the discretion of the board.

     GARY D. JACKSON became Vice President of Land for the Company in 2005. During 2004 and 2005 prior to joining the Company, he was an independent petroleum landman, performing and directing contract land services for other oil and gas companies for CLS Group, Edmond, OK Prior to that time, he was President of for SAI Consulting, which provided professional services for oil and gas and natural resources asset acquisition and management.

SIGNIFICANT EMPLOYEES

     The following individuals are significant employees:

     KEITH LEFFEL, age 57, has been employed as our natural gas marketer and pipeline operations manager since November 2001. Since 1986, Mr. Leffel formed and operated GKL Energy Services Company, a company that assists producers with gas marketing services.

     RICK HART, JR., age 50, was hired in January 2004 as Operations Manager. He has 27 years of experience in all aspects of operations, including specific expertise in drilling, completion and production in the East Texas reservoirs. Immediately before coming to work for GMX, he worked with Focus Energy for nine years and had responsibility for 319 producing wells.

COMPENSATION DISCUSSION AND ANALYSIS

     Our compensation philosophy and the objectives of our compensation programs:

          o Are designed to provide salary and bonus compensation to our chief executive officer ("CEO") and chief financial officer ("CFO") in amounts we consider to be below amounts paid to individuals fulfilling similar roles with companies we consider to be our competitors, considering their significant equity positions in the Company; and

          o Are designed to provide any other executive officers the Company may employ from time to time compensation primarily consisting of an annual salary competitive in the local market and in amounts recognizing relative levels of responsibility and secondarily consisting of equity incentive compensation in the form of options to purchase shares of our common stock to align these other executive officers' interests with the interests of our CEO, CFO and other shareholders.

     To maintain simplicity in our compensation programs, we have not historically adopted long-term incentive compensation plans other than our stock option plan. While the Compensation Committee has the authority and discretion to grant options to our CEO and CFO pursuant to this plan, no such options have ever been granted. However, it is possible that options could be granted to the CEO and CFO in the future.

     Additionally, we do not enter any written employment agreements with any of our executive officers. Each executive officer serves in his position at the discretion of the board.

     The Compensation Committee has not engaged in any formal benchmarking or peer group comparisons in connection with any compensation decisions because of the limited number of executive officers and the general availability of peer group compensation information.

     The elements of our compensation for named executive officers vary, depending on their position, and are described below. All of these elements, other than those for which the Company is contractually obligated, are subject to change if the Compensation Committee believes a change is appropriate.

INDIVIDUAL ELEMENTS OF COMPENSATION
-----------------------------------

   CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
   ---------------------------------------------------

     ANNUAL SALARY. The primary element of compensation paid by us to our CEO and our CFO consists of an annual salary, which is currently $275,000, to each such officer. The Committee maintains discretion to increase or decrease the salaries of our CEO and CFO if the Committee believes such an adjustment is necessary. In 2006, the salaries of our CEO and CFO were increased twice, and these increased salary amounts were reviewed and approved by our Compensation Committee pursuant to its established procedures and were granted to the officers based on the Committee's evaluation of the recent performance of the Company under the officers' direction. As stated previously, the Company believes base salaries of our CEO and CFO are lower than salaries paid to executive officers serving in similar roles for companies we consider to be our competitors. We follow this policy in light of the significant equity positions in the Company maintained by our CEO and CFO.

     INCENTIVE COMPENSATION. Incentive compensation provided to our CEO and CFO historically consists solely of discretionary bonuses awarded by the Company after review and approval of the Compensation Committee. No formula is applied when awarding these payments, no advance communication is made to the CEO or CFO regarding potential payments for a select period of time and such payments are made solely at the discretion of the Compensation Committee.

     POST EMPLOYMENT COMPENSATION. Our CEO and CFO are entitled to post employment compensation under our defined contribution qualified retirement plan in which they participate on the same basis as all other employees.

   OTHER NAMED EXECUTIVE OFFICERS
   ------------------------------

     ANNUAL SALARY. The base salary amount paid to our other executive officer, currently consisting of our Vice President of our Land Department ("Vice President"), is established by our Chief Executive Officer in consultation with the Compensation Committee, such discussion last occurring when the Vice President was hired in 2005, and is based on his level of responsibility and an assessment of his performance and potential contribution to our financial and operational objectives. Salary is the more significant component of our Vice President's cash compensation and represented 49% of his total compensation in 2006.

     INCENTIVE COMPENSATION. Incentive compensation provided to our Vice President consists of long-term incentive compensation in the form of options to purchase shares of our common as described below in "Stock Options."

     POST EMPLOYMENT COMPENSATION. Our Vice President is entitled to post employment compensation under our defined contribution qualified retirement plan in which he participates on the same basis as all other employees.

PERSONAL BENEFITS AND PERQUISITES
---------------------------------

     The wives of Mr. Ken L. Kenworthy, Jr. and Mr. Ken L. Kenworthy, Sr. often accompany them on business related travel. The cost attributable to the wives' travel is paid by the Company, is included in each executive's taxable wages and is reflected in the summary compensation table below. The Company also pays the cost of country and golf club membership dues and food expenses for Mr. Kenworthy, Jr. and Mr. Kenworthy, Sr. The cost attributable to their personal use is included in the summary compensation table below. The Company also pays the premiums on life insurance policies on Mr. Kenworthy, Jr, and Mr. Kenworthy, Sr. of which their wives are their respective beneficiaries. The cost of the premiums on these policies is included in Mr. Kenworthy, Jr.'s and Mr. Kenworthy, Sr.'s taxable income and is reflected in the summary compensation table. We also provide an automobile allowance (including fuel, maintenance and insurance) to each of Mr. Kenworthy, Jr. and Mr. Kenworthy, Sr. The cost attributable to their personal use based on business miles versus personal miles is included in their taxable wages and is reflected in the summary compensation table below. Also reflected in the summary compensation table is the cost attributable to Mr. Jackson's personal use, based on business miles versus personal miles, of an automobile owned by the Company.

IMPACT OF REGULATORY REQUIREMENTS ON EXECUTIVE COMPENSATION DECISIONS
---------------------------------------------------------------------

     Section 422 of the Internal Revenue Code provides favorable tax treatment to the recipient of stock options that meet certain requirements imposed by the section to qualify as "incentive stock options" as defined by the section. The Compensation Committee has considered the effect of Section 422 on our stock option plan, and the terms of the plan were designed to be responsive to the favorable tax treatment provided by Section 422. However, in certain circumstances it may be in one of our executive's best interests to receive options not subject to Section 422 restrictions, so therefore, options granted under our plan may be either incentive stock options or options that do not qualify as such.

COMPENSATION COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors ("Board"), the Compensation Committee of the Board is responsible for establishing the compensation of our chief executive officer, Mr. Kenworthy, Jr. and overseeing the compensation process as it relates to our other executive officers to assure they are compensated in a manner consistent with our overall objectives. The Compensation Committee is also obligated to communicate to shareholders information regarding the Company's compensation policies and the reasoning behind such policies.

     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis ("CD&A") with management. Based on this review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

     The preceding report is presented by the members of the Compensation Committee.

     -- T. J. Boismier, Steven Craig and Jon "Tucker" McHugh, members of the Compensation Committee

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid by us for services rendered during the year ended December 31, 2006 to such individuals referred to herein as the "named executive officers."

                                                                  Option         All Other
                                      Salary         Bonus        Awards       Compensation
           Name             Year      ($)(1)        ($)(2)        ($)(3)          ($)(4)       Total ($)
-------------------------  ------  ------------  ------------  ------------  ----------------  ---------
Ken L. Kenworthy, Jr.       2006     $233,333      $100,000            --         $48,448       $381,781
Ken L. Kenworthy, Sr.       2006     $233,333      $100,000            --         $40,908       $374,241
Gary D. Jackson             2006     $127,435       $25,000      $106,563          $8,301       $267,299


(1) On March 29, 2006, the Company adjusted the compensation of Ken L. Kenworthy, Jr. and Ken L. Kenworthy, Sr. to provide annual salary increases of $50,000 from $175,000 per year to $225,000 per year, effective as of January 1, 2006. Additionally, on November 7, 2006, the Company adjusted the compensation of Ken L. Kenworthy, Jr. and Ken L. Kenworthy, Sr. to provide annual salary increases of $50,000 from $225,000 per year to $275,000 per year, effective as of November 1, 2006. The increased annual salary amounts were reviewed and approved by the Company's Compensation Committee pursuant to its established procedures and were granted to the officers based on the Committee's evaluation of the recent performance of the Company under the officers' direction.

(2) On November 7, 2006, the Company awarded Ken L. Kenworthy, Jr. and Ken L. Kenworthy, Sr. discretionary bonuses in the amount of $100,000 with $50,000 being paid to each individual in 2006 and the remaining $50,000 being paid to each individual in 2007. The bonus awards were reviewed and approved by the Company's Compensation Committee pursuant to its established procedures and were granted to the officers based on the Committee's evaluation of the recent performance of the Company under the Officers' direction.

(3) The amount set forth is the amount of compensation cost recognized by the Company during 2006 attributable to options granted to the named executive officers under SFAS 123(R) by reason of previously granted options that vested during the year.

(4) All Other Compensation for Mr. Kenworthy, Jr. includes $4,471 relating to the cost of his wife's travel expenses when she accompanies him on business related travel, $14,134 for personal use of country and golf club dues, and expenses paid by the Company, $10,000 relating to life insurance premiums paid by the Company, $7,812 automobile related cost attributable to personal use based on business miles versus personal miles and also includes $12,031 representing contributions by the Company to Mr. Kenworthy's 401(k) account.

All Other Compensation for Mr. Kenworthy, Sr. includes $8,107 relating to the cost of his wife's travel expenses when she accompanies him on business related travel, $10,408 for personal use of country and golf club dues and expenses paid by the Company, $2,550 relating to life insurance premiums paid by the Company, $7,812 automobile related cost attributable to personal use based on business miles versus personal miles and also includes $12,031 representing contributions by the Company to Mr. Kenworthy's 401(k) account.

All Other Compensation for Mr. Jackson includes $695 relating to the cost attributable to Mr. Jackson's personal use, based on business miles versus personal miles, of an automobile owned by the Company and also includes $7,606 representing contributions by the Company to Mr. Jackson's 401(k) account.

STOCK OPTIONS

     For a description of our Stock Option Plan, see "Proposal No. 3 APPROVAL OF AMENDMENT TO INCREASE SHARES UNDER STOCK OPTION PLAN" above.

     Historically, stock option awards have not been granted to our CEO or CFO due to their significant equity positions in the Company. Howver, it is possible that the Compensation Committee could approve grants to these officers in the future. Grants of stock options to our Vice President are made by the Compensation Committee, which has the discretion to consider whether such a grant is appropriate given the officer's performance and current annual salary. We did not grant any options to our Vice President in 2006.

     The Committee does not have an established procedure regarding the timing of stock option award grants in relation to the release of any nonpublic information, but historically, the Committee has not granted options in conjunction with any such information. Additionally, the Committee does not have an established policy regarding the back dating of stock option award grants for the purpose of affecting executive officer compensation. However, no grants of stock options have been back dated, and it is not anticipated that any future grants will be dated in such a manner.

OUTSTANDING EQUITY AWARDS

     The following table reflects outstanding options held by our executive officers as of December 31, 2006. There were no options exercised by named executive officers in 2006.

                                                                Option Awards
                           ------------------------------------------------------------------------------
                               Number of           Number of
                              Securities          Securities
                              Underlying          Underlying
                             Unexercised         Unexercised
                                Option              Option
                           ----------------  ---------------------
                                                                     Option Exercise         Option
           Name              Exerciseable      Unexerciseable (1)         Price          Expiration Date
   ----------------------  ----------------  ---------------------  ------------------  -----------------
   Gary D. Jackson              6,250               18,750               $20.01             9/14/2015

(1) Mr. Jackson was granted 25,000 options to purchase our common stock on September 15, 2005. The options vest in four separate increments of 6,250 with the first such vesting date being September 15, 2006. Future vesting dates will be September 15 in the years 2007, 2008 and 2009.

DEFINED CONTRIBUTION PLAN

     The Company offers a tax qualified defined contribution "401K" plan to all of its employees, including its executive officers, to provide a benefit payable to an employee or his heirs upon retirement, total disability, or death. Under the terms of the plan and subject to limitations of federal law, each of our employees can elect to defer a portion of his compensation and direct such deferrals to the investments offered under the plan, generally consisting of mutual funds in various asset classes as well as our common stock. Subject to the terms of the plan, the Company makes discretionary matching contributions to the plan on behalf of the participant employees. Participants are immediately vested in their deferred contributions, but Company contributions are subject to certain vesting requirements. Executive officers participate in the plan on the same basis as all other employees. The Company's 2006 contributions to the plan for the account of the named executive officers is included in the Summary Compensation Table set forth above.

OTHER POTENTIAL PAYMENTS UPON A CHANGE IN CONTROL

     There are no special benefits payable to the named executive officers by reason of a change in control other than as described under "Stock Options."


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 29, 2007, by (i) each of our directors; (ii) each of our executive officers and the spouse of our Chief Executive Officer; and (iii) all of our directors and executive officers as a group. As of March 29, 2007, there were

13,267,136 shares of common stock outstanding. Except as otherwise listed below, each named beneficial owner has sole voting and investment power with respect to the shares listed.


BENEFICIAL OWNER                         NUMBER OF SHARES    PERCENT OF TOTAL
--------------------------------------  ------------------  ------------------

Ken L. Kenworthy, Jr. (1) (2)               820,841                6.2%

Karen Kenworthy(2)(3)                       683,288                5.2%

Ken L. Kenworthy, Sr.(2) (8)                868,324                6.5%

T. J. Boismier (4)                           27,500                *

Steven Craig(5)                              12,500                *

Gary D. Jackson (6)                           6,250                *

Jon W. McHugh(7)                              6,000                *

All executive officers and directors
as a group (6 persons)                    1,741,415               13.1%

* Less than 1%

(1) Shares owned by Mr. Kenworthy, Jr. exclude 670,252 shares owned by his wife as to which he disclaims beneficial ownership and includes 13,036 shares of which he and his wife, Karen M. Kenworthy, share voting power.

(2) The business address of Messrs. Kenworthy, Jr. and Kenworthy, Sr. and Karen
M. Kenworthy is 9400 North Broadway, Oklahoma City, Oklahoma 73114.

(3) Shares owned by Karen Kenworthy exclude 807,805 shares owned by her husband Ken L. Kenworthy, Jr., as to which she disclaims beneficial ownership and include 13,036 shares of which he and her husband, Ken L. Kenworthy, Jr. share voting power. Karen Kenworthy is included in this table as a beneficial owner of more than 5% of our common stock and not as a member of the Company's management. Therefore, Mrs. Kenworthy's ownership of the Company's common stock is not included in the calculation regarding the ownership of our directors and officers as a group.

(4) Includes 5,000 shares Mr. Boismier has the right to acquire on exercise of options exercisable within 60 days.

(5) Includes 12,500 shares Mr. Craig has the right to acquire on exercise of options exercisable within 60 days.

(6) Includes 6,250 shares Mr. Jackson has the right to acquire on exercise of options exercisable within 60 days.

(7) Includes 5,000 shares Mr. McHugh has the right to acquire on exercise of options exercisable within 60 days.

(8) Shares owned by Mr. Kenworthy, Sr. includes 59,403 shares held in trust for the benefit of his children. 300,000 shares beneficially owned by Mr. Kenworthy, Sr. are pledged to the Royal Bank of Canada as security for a line of credit extended in May 2006.

     The following table sets forth certain information regarding the beneficial ownership of our common stock by persons known to beneficially own more than 5% of our outstanding stock as of the latest date such persons have filed reports of beneficial ownership with the Securities & Exchange Commission This information is based on filings made by such persons with the Securities & Exchange Commission in reference to the 13,267,136 outstanding shares of our common stock on March 9, 2007. Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to the shares voted.

         BENEFICIAL OWNER               NUMBER OF SHARES    PERCENT OF TOTAL
-------------------------------------  ------------------  ------------------
Centennial Energy Partners, L.L.C.,       2,279,464              17.18%
Centennial Energy Partners, L.P.,
and Peter Seldin(1)

Newton Family Group ((2))                   900,000               6.78%
Morgan Stanley and Morgan Stanley
Investment Management, Inc.((3))            790,663               5.96%


(1) Determined from Form 4 filed by Peter Seldin on March 13, 2007. Centennial Energy Partners, L.L.C. is the general partner of Centennial Energy Partners, L.P., and Peter Seldin is the managing member of Centennial Energy Partners, L.L.C. Neither Centennial Energy Partners, L.L.C. nor Peter Seldin directly own shares of our common stock, but both are beneficial owners of the shares owned directly and beneficially by Centennial Energy Partners, L.P., Hoyt Farm Partners, L.P., Quadrennial Partners, L.P. and Centennial Energy Partners V, L.P. The business address of Centennial Energy Partners, L.L.C., Centennial Energy Partners, L.P., and Peter Seldin is 575 Lexington Avenue, 33rd Floor, New York, New York 10022.

(2) Determined from Schedule 13G/A filed on February 14, 2006. The Newton Family Group consists of William C. Newton and Gloria A. Newton, husband and wife, and Newton Investment Partners, as to which William C. Newton is the managing partner. William C. Newton and Gloria A. Newton have beneficial ownership of 900,000 shares, which includes 875,000 shares beneficially owned by Newton Investment Partners. The business address of the Newton Family Group is c/o Notwen Corporation, 660 East Broadway, Jackson Hole, Wyoming 83001.

(3) Determined from Schedule 13G/A filed on February 14, 2007. Morgan Stanley Investment Management, Inc. is a wholly owned subsidiary of Morgan Stanley and holds common stock in various discretionary accounts which it manages. The address of Morgan Stanley is 1585 Broadway, New York, NY 10036, and of Morgan Stanley Investment Management, the address is 1221 Avenue of the Americas, New York NY 10020.


          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
                             EXECUTIVE COMPENSATION;
                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. We are required to disclose delinquent filings of reports by such persons.

     Based on a review of the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% shareholders were met during 2006, except as follows: (i) T.J. Boismier filed one late report relating to two transactions consisting of an award of stock options and the exercise of options; (ii) Gary Jackson filed one late report relating to his initial appointment as an officer of the Company and an option to purchase shares of common stock; and (iii) Jon McHugh filed one late report regarding the acquisition of shares of common stock in the open market.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     The Company requires that any situation, transaction or relationship that gives rise to an actual or potential conflict of interest for our executive officers must be disclosed to the Board in writing. The Company may permit the conflicted transaction only if full disclosure is made and the Company's interests are fully protected. The Company considers conflicted transactions to consist of any transaction in which the executive (1) causes the Company to engage in business transactions with relatives or friends or companies controlled or owned by our executives; (2) uses nonpublic Company or other information for personal gain by the executive, his relatives or his friends (including securities transactions based on such information); (3) has more than a nominal financial interest in any entity with which the Company does business or competes; (4) receives a loan, or guarantee of obligations, from the Company or a third party as a result of his position at the Company; (5) competes, or prepares to compete, with the Company while still employed by the Company; or (6) has a financial interest or potential for gain in any transaction with the Company (other than Company approved compensation arrangements).

     The preceding policy and examples of conflicted transactions are provided in the Company's written Code of Business Conduct and Ethics and is available on the Company's website at www.gmxresources.com.


                                VOTING PROCEDURES

     As described above, directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting. The ratification of Smith Carney as the Company's independent registered public accounting firm for the year ending December 31, 2007, and all other matters properly brought before the Annual Meeting will be decided by a majority of the votes cast on the matter at the Annual Meeting, unless otherwise required by law.

     Shares represented by proxies that are marked "withhold authority" with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Because directors are elected by a plurality rather than a majority of the shares present in person or represented by proxy at the Annual Meeting, proxies marked "withhold authority" with respect to any one or more nominees will not affect the outcome of a nominee's election unless the nominee receives no affirmative votes or unless other candidates are nominated for election as directors.

     Shares represented by limited proxies will be treated as represented at the meeting only as to such matter or matters for which authority is granted in the limited proxy. Shares represented by proxies returned by brokers where the brokers' discretionary authority is limited by stock exchange rules will be treated as represented at the Annual Meeting only as to such matter or matters voted on in the proxies.

     Unless otherwise directed in the proxy, shares represented by valid proxies will be voted FOR the election of the director nominees, FOR the ratification of Smith Carney as the Company's independent registered public accounting firm for the year ending December 31, 2007, and FOR the approval of the increase in number of shares under the Stock Option Plan. As to any other business which may properly come before the Annual Meeting, shares represented by proxies will be voted in accordance with the recommendations of the board of directors, although the Company does not presently know of any such other business.

                            PROPOSALS OF SHAREHOLDERS

     Each year the board of directors submits its nominations for election of directors at the Annual Meeting of Shareholders. The board of directors will consider properly presented proposals of shareholders intended to be presented for action at the Annual Meeting. Such proposals must comply with the applicable requirements of the SEC and our bylaws. Under our bylaws, a notice of intent of a shareholder to bring any matter before a meeting shall be made in writing and received by our Secretary not more than 150 days and not less than 90 days in advance of the annual meeting or, in the event of a special meeting of shareholders, such notice shall be received by our Secretary not later than the close of the fifteenth day following the day on which notice of the meeting is first mailed to shareholders. Every such notice by a shareholder shall set forth: (a) the name and address of the shareholder who intends to bring up any matter; (b) a representation that the shareholder is a registered holder of our voting stock and intends to appear in person or by proxy at the meeting to bring up the matter specified in the notice; (c) with respect to notice of an intent to make a nomination, a description of all understandings among the shareholder and each nominee and any other person (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder and such other information regarding each nominee proposed by the shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by our board of directors; and (d) with respect to notice of an intent to bring up any other matter, a description of the matter, and any material interest of the shareholder in the matter. Notice of intent to make a nomination shall be accompanied by the written consent of each nominee to serve as one of our directors, if elected. All shareholder proposals should be sent to our Secretary at 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114.

     A shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be included in our proxy statement relating to the 2008 Annual Meeting must be received no later than January 1, 2008. To be considered for presentation at the 2008 Annual Meeting, although not included in the Proxy Statement for such meeting, a proposal must be received within the time period set forth in our bylaws as described above. In addition, the proxy solicited by the board of directors for the 2008 Annual Meeting will confer discretionary authority to vote on any such shareholder proposal presented at the 2008 Annual Meeting unless we are provided with notice of such proposal no later than ninety days prior to the date of the 2008 annual meeting.


                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Company does not know of any other matters to be presented for action at the Annual Meeting other than those listed in the Notice of Meeting and referred to herein. Additional business may properly be brought before the Annual Meeting by or at the direction of the Company's board of directors.


                                  ANNUAL REPORT

     The Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2006, including audited financial statements, is enclosed with this Proxy Statement.

     COPIES OF THE EXHIBITS OMITTED FROM THE ENCLOSED ANNUAL REPORT ON FORM 10-K ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO KEN L. KENWORTHY, SR., 9400 NORTH BROADWAY, SUITE 600, OKLAHOMA CITY, OKLAHOMA 73114.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               GMX RESOURCES INC.
                         9400 NORTH BROADWAY, SUITE 600
                          OKLAHOMA CITY, OKLAHOMA 73114
                                 (405) 600-0711

     The undersigned hereby appoints Ken L. Kenworthy, Sr. and Amber Croisant, and each of them, as proxies (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of GMX RESOURCES INC. held of record by the undersigned on the record date at the Annual Meeting of Shareholders to be held on May 22, 2007, or any reconvention thereof.

     Please mark your votes as indicated in this example: [X]

ITEM 1.    ELECTION OF DIRECTORS             FOR                WITHHELD FOR ALL

Nominees:                                    [_]                       [_]

         Ken L. Kenworthy, Jr.
         Ken L. Kenworthy, Sr.
         T. J. Boismier
         Steven Craig
         Jon W. "Tucker" McHugh

WITHHELD FOR (Write nominee name(s) in the space provided):  ___________________

ITEM 2. RATIFICATION OF SELECTION OF SMITH, CARNEY & CO., P.C. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                             FOR                    AGAINST

                                             [_]                      [_]


ITEM 3.    AMENDMENT TO THE STOCK OPTION PLAN

                                             FOR                    AGAINST

                                             [_]                      [_]


     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If any other business is presented at the Annual Meeting, this Proxy shall be voted in accordance with the recommendations of the board. As to Items 1 through 3, this Proxy will be voted as directed, but if no directions are indicated, it will be voted FOR the nominees listed in Item 1 and FOR the approval of all other Items.

                                             Signature(s) ______________________

                                             Date ______________________________

NOTE: Please sign as name appears hereon. Only one joint owner is required to sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

          APPENDIX TO PROXY STATEMENT OF GMX RESOURCES INC. CONTAINING
            SUPPLEMENTAL INFORMATION REQUIRED TO BE PROVIDED TO THE
                       SECURITIES AND EXCHANGE COMMISSION

     The following is information required to be provided to the Securities and Exchange Commission in connection with the definitive proxy materials of GMX RESOURCES INC. (the "Company") relating to the 2007 Annual Meeting of Shareholders of the Company. This information is not deemed to be part of the Proxy Statement and will not be provided to shareholders in connection with the Proxy Statement.

I. The Company anticipates that definitive proxy materials will be mailed to shareholders on or about April 30, 2007.